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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported) June 21, 2001
                                                          -------------


                          SPECIALTY LABORATORIES, INC.
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               (Exact name of registrant as specified in charter)


         CALIFORNIA                    001-16217              95-2961036
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(State or other jurisdiction          (Commission            (IRS Employer
      of incorporation)              File Number)         Identification No.)


2211 MICHIGAN AVENUE, SANTA MONICA, CALIFORNIA                           90404
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(Address of principal executive offices)                             (Zip Code)


       Registrant's telephone number, including area code (310) 828-6543
                                                           -------------


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         (Former name or former address, if changed since last report.)


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ITEM 5            OTHER EVENTS

                  On June 21, 2001, Specialty Laboratories, Inc., (the "Registrant") announced an agreement with Axis-Shield plc of Dundee, Scotland for exclusive U.S. rights to a new gene-based test for predisposition to osteoporosis. A copy of the press release issued by the Registrant on June 21, 2001 concerning the foregoing matter is filed herewith as Exhibit 99.1 and is incorporated herein by reference.


ITEM 7                    FINANCIAL STATEMENTS AND EXHIBITS
                          ---------------------------------
       (c)  Exhibits      The following document is filed as an exhibit
            --------      to this report:
            99.1          Press Release dated June 21, 2001.


                                       2
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                                    SIGNATURE


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                   Specialty Laboratories, Inc.



DATE:  JUNE 27, 2001               BY:  /S/ FRANK J. SPINA
                                        --------------------------------------
                                       Frank J. Spina,
                                       Chief Financial Officer


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                                  EXHIBIT INDEX


EXHIBITS         The following document is filed as an exhibit to this report:
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99.1             Press Release dated June 21, 2001.